UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

2000 Sierra Point Parkway
Brisbane, California 94005
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01.      Other Events.

On September 18, 2017, GlaxoSmithKline plc (“GSK”) and Innoviva, Inc. (Innoviva) distributed a press release announcing that the U.S. Food and Drug Administration (“FDA”) has approved once-daily, single inhaler triple therapy fluticasone furoate/umeclidinium/vilanterol (FF/UMEC/VI) as indicated for the long-term, once-daily, maintenance treatment of patients with chronic obstructive pulmonary disease, including chronic bronchitis and/or emphysema, who are on a fixed-dose combination of fluticasone furoate and vilanterol for airflow obstruction and reducing exacerbations, in whom additional treatment of airflow obstruction is desired or patients who are on umeclidinium and a fixed-dose combination of fluticasone furoate and vilanterol, under the proposed brand name Trelegy Ellipta.

The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 18, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: September 18, 2017	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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